Exhibit 2.01
Resource Extraction Payment Report
Government-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Other Subsidiaries Included: Cerro Vanguardia S.A., AngloGold Ashanti Colombia S.A.S., Minera de Cobre Quebradona S.A.S. B.I.C., AngloGold Ashanti
Córrego do Sítio Mineração S.A., Mineração Serra Grande S.A., AngloGold Ashanti Australia Limited, AngloGold Ashanti USA Incorporated, Sukari Gold Mines
Company, AngloGold Ashanti (Iduapriem) Limited, AngloGold Ashanti (Ghana) Limited, Société AngloGold Ashanti de Guinée S.A., Geita Gold Mining Limited and
AngloGold Ashanti (Pty) Ltd.

Figures in USD million (1)(2)
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Argentina (AR)	Government of Argentina	Argentinian Tax Authority (AFIP - Administración Federal de Ingresos Públicos)	17.74	—	—	—	—	—	—	—	17.74
	Santa Cruz Province	Secretariat of Mining of Santa Cruz	—	12.33	—	—	—	—	—	—	12.33
	Santa Cruz Province	Fomicruz (Fomento Minero de Santa Cruz S.E.; state company; minority shareholder in CVSA)	—	30.09	0.02	—	—	—	—	—	30.11
	Santa Cruz Province	Fondo Fiduciario UniRSE	—	—	—	—	—	—	—	3.96	3.96
	Puerto San Julian Municipality	Development Agency	—	—	—	—	—	—	—	0.28	0.28
	Santa Cruz Province	Agricultural Council of Santa Cruz	—	—	2.06	—	—	—	—	—	2.06
	Total Argentina		17.74	42.42	2.07	—	—	—	—	4.25	66.48

Figures in USD million (1)(2)
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Colombia (CO)	Jericó Municipality	Mayor’s Office of Jericó (Alcaldía Municipal de Jericó)	0.40	—	—	—	—	—	—	—	0.40
	Government of Colombia	Colombian Tax Authority (DIAN - Dirección de Impuestos y Aduanas Nacionales)	0.16	—	—	—	—	—	—	—	0.16
	Jericó Municipality	Cultural, Infrastructure, Education & Agriculture Secretaries	—	—	—	—	—	—	0.13	0.02	0.15
	Government of Colombia	Colombian National Mining Agency (ANM - Agencia Nacional de Minería)	—	—	0.10	—	—	—	—	—	0.10
	Cundinamarca Department	Finance Ministry of Cundinamarca	0.16	—	—	—	—	—	—	—	0.16
	Antioquia Department	Finance Ministry of Antioquia	0.14	—	—	—	—	—	—	—	0.14
	Total Colombia		0.86	—	0.10	—	—	—	0.13	0.02	1.11
Brazil (BR)	Government of Brazil	Brazilian Federal Revenue Service (RFB - Receita Federal do Brasil)	31.43	—	—	—	—	—	—	—	31.43
	Nova Lima Municipality	Municipal Government of Nova Lima	0.44	—	0.07	—	—	—	—	—	0.51
	Crixás Municipality	Municipal Government of Crixás	0.04	—	0.07	—	—	—	—	—	0.11
	Government of Brazil	Brazilian National Mining Agency (ANM - Agência Nacional de Mineração)	—	11.61	—	—	—	—	—	—	11.61
	Total Brazil		31.91	11.61	0.13	—	—	—	—	—	43.65

Figures in USD million (1)(2)
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes		Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Australia (AU)	State Government of Western Australia	Department of Energy, Mines, Industry Regulation and Safety	—		44.46	1.97	—	—	—	—	—	46.43
	Government of Australia	Australian Taxation Office	79.76	(3)	—	—	—	—	—	—	—	79.76
	State Government of Western Australia	Department of Water and Environment Regulation	—		—	0.14	—	—	—	—	—	0.14
	Total Australia		79.76		44.46	2.11	—	—	—	—	—	126.33
USA (US) (4)	U.S. Federal Government	Bureau of Land Management	—		—	1.16	—	—	—	—	—	1.16
	Total USA		—		—	1.16	—	—	—	—	—	1.16
United Kingdom (GB)	UK Government	His Majesty's Revenue and Customs (HMRC)	0.53		—	—	—	—	—	—	—	0.53
	Total United Kingdom		0.53		—	—	—	—	—	—	—	0.53
Egypt (EG) (5)	Arab Republic of Egypt	Egyptian Mineral Resources Authority (EMRA) (6)	—		28.78	—	—	—	251.00	—	—	279.78
	Arab Republic of Egypt	Egyptian Tax Authority - Large Taxpayers Center	13.16		—	—	—	—	—	—	—	13.16
	Arab Republic of Egypt	Egyptian Tax Authority - Tax- Office of Joint-Stock Companies	0.50		—	—	—	—	—	—	—	0.50
	Arab Republic of Egypt	International Tax Agreement Center	1.76		—	—	—	—	—	—	—	1.76
	Total Egypt		15.42		28.78	—	—	—	251.00	—	—	295.20

Figures in USD million (1)(2)
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Ghana (GH)	Government of Ghana	Ghana Revenue Authority (GRA)	63.71	55.52	—	5.77	—	—	—	—	125.00
	Tarkwa Nsuaem Municipality	Tarkwa Nsuaem Municipal Assembly	—	—	0.41	—	—	—	—	—	0.41
	Government of Ghana	Ministry of Lands and Natural Resources	—	—	—	—	—	—	—	0.44	0.44
	Government of Ghana	Ghana Securities and Exchange Commission	—	—	0.31	—	—	—	—	—	0.31
	Government of Ghana	Minerals Commission of Ghana	—	—	0.06	—	—	—	0.04	—	0.10
	Obuasi East Municipality	Obuasi East Municipal Assembly	0.71	—	—	—	—	—	—	—	0.71
	Total Ghana		64.41	55.52	0.78	5.77	—	—	0.04	0.44	126.97
Guinea (GN)	Urban Municipality of Siguiri	Urban Municipality of Siguiri	—	—	—	—	—	—	0.13	0.14	0.27
	Government of Guinea	Guinean Customs Authority (DGD - Direction Générale des Douanes)	—	34.87	0.24	—	—	—	—	—	35.11
	Mignada District	Mignada District	—	—	—	—	—	—	0.20	0.01	0.21
	Fatoya District	Fatoya District	—	—	—	—	—	—	0.68	—	0.68
	Government of Guinea	Local Development Fund (FODEL - Fonds de Développement Economique Local)	—	2.01	—	—	—	—	—	—	2.01
	Total Guinea		—	36.89	0.24	—	—	—	1.01	0.15	38.28
South Africa (ZA)	Government of South Africa	University of the Witwatersrand	—	—	—	—	—	—	—	1.09	1.09
	Government of South Africa	University of Fort Hare	—	—	—	—	—	—	—	0.68	0.68
	Total South Africa		—	—	—	—	—	—	—	1.77	1.77

Figures in USD million (1)(2)
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Tanzania (TZ)	Geita District and Town Councils	Geita District and Town Councils	3.22	—	—	—	—	—	0.04	3.19	6.44
	Government of the United Republic of Tanzania	Inspector General of Police	—	—	0.34	—	—	—	—	—	0.34
	Government of the United Republic of Tanzania	Lake Victoria Basin Water Board	—	—	0.13	—	—	—	—	—	0.13
	Government of the United Republic of Tanzania	Ministry of Minerals	—	80.69	0.98	—	—	—	—	—	81.67
	Government of the United Republic of Tanzania	Tanzania Electric Supply Company Limited (TANESCO)	—	—	2.05	—	—	—	—	—	2.05
	Government of the United Republic of Tanzania	Tanzania Forest Services Agency (TFS)	—	—	0.11	—	—	—	—	—	0.11
	Government of the United Republic of Tanzania	Tanzania Revenue Authority (TRA)	93.11	—	—	—	—	—	—	—	93.11
	Total Tanzania		96.33	80.69	3.61	—	—	—	0.04	3.19	183.85
Grand Total			306.96	300.37	10.20	5.77	—	251.00	1.21	9.82	885.33
Notes:
(1)When payments were made in Argentine Pesos, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was ARS 916.78 : USD 1.00.
When payments were made in Colombian Pesos, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from
1 January 2024 to 31 December 2024 was COP 4,073.58 : USD 1.00.
When payments were made in Brazilian Reais, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was BRL 5.39 : USD 1.00.
When payments were made in Australian Dollar, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was AUD 1.52 : USD 1.00.
When payments were made in British Pound, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was GBP 0.78 : USD 1.00.
When payments were made in Egyptian Pound, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was EGP 45.36 : USD 1.00.
When payments were made in Ghanaian Cedis, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was GHS 14.45 : USD 1.00.
When payments were made in Guinean Francs, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was GNF 8,539.52 : USD 1.00.
When payments were made in South African Rand, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1 January 2024 to 31 December 2024 was ZAR 18.32 : USD 1.00.
When payments were made in Tanzanian Shilling, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from
1 January 2024 to 31 December 2024 was TZS 2,609.33 : USD 1.00.
(2)Rounding of figures may result in computational discrepancies.
(3)  Includes $7.1 million of income tax refunds received in 2024.
(4)Payments made to state, local or tribal governments in the United States did not exceed $100,000 during 2024, whether made as a single payment or series of related payments. AngloGold Ashanti plc is reporting information about payments made to subnational governments in the United States on a voluntary basis.
(5) On 22 November 2024, AngloGold Ashanti plc acquired the Sukari gold mine in Egypt as part of the acquisition of Centamin plc.
(6)In June 2025, the Egyptian Mineral Resources Authority (EMRA) was officially replaced by the Egyptian Mineral Resources and Mining Industries Authority (MRMIA).
Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: Cerro Vanguardia S.A. (“CVSA”) / Cerro Vanguardia
Relationship to Reporting Entity: Indirect non-wholly-owned subsidiary (92.50%) of AngloGold Ashanti plc (1)
Business Segment: Americas
Country and Major Subnational Political Jurisdiction: Republic of Argentina, Province of Santa Cruz (AR-Z)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold and silver; open-pit and underground mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Argentina	Government of Argentina	Argentinian Tax Authority (AFIP - Administración Federal de Ingresos Públicos)	17.74	—	—	—	—	—	—	—	17.74
	Santa Cruz Province	Secretariat of Mining of Santa Cruz	—	12.33	—	—	—	—	—	—	12.33
	Santa Cruz Province	Fomicruz (Fomento Minero de Santa Cruz S.E.; state company; minority shareholder in CVSA)	—	30.09	0.02	—	—	—	—	—	30.11
	Santa Cruz Province	Fondo Fiduciario UniRSE	—	—	—	—	—	—	—	3.96	3.96
	Puerto San Julian Municipality	Development Agency	—	—	—	—	—	—	—	0.28	0.28
	Santa Cruz Province	Agricultural Council of Santa Cruz	—	—	2.06	—	—	—	—	—	2.06
	Total: Cerro Vanguardia		17.74	42.42	2.07	—	—	—	—	4.25	66.48
Note:
(1) The remaining 7.5% interest is held by Fomento Minero de Santa Cruz S.E. (“Fomicruz”), which is wholly-owned by the Santa Cruz Province.

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: AngloGold Ashanti Colombia S.A.S. / La Colosa
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Projects
Country and Major Subnational Political Jurisdiction: Republic of Colombia, Department of Tolima (CO-TOL)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; exploration phase

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Colombia	Government of Colombia	Colombian Tax Authority (DIAN - Dirección de Impuestos y Aduanas Nacionales)	0.03	—	—	—	—	—	—	—	0.03
	Total: La Colosa		0.03	—	—	—	—	—	—	—	0.03

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: Minera de Cobre Quebradona S.A.S. B.I.C. / Quebradona
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Projects
Country and Major Subnational Political Jurisdiction: Republic of Colombia, Department of Antioquia (CO-ANT)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Copper, gold, and silver; development phase

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Colombia	Jericó Municipality	Mayor’s Office of Jericó (Alcaldía Municipal de Jericó)	0.40	—	—	—	—	—	—	—	0.40
	Government of Colombia	Colombian Tax Authority (DIAN - Dirección de Impuestos y Aduanas Nacionales)	0.13	—	—	—	—	—	—	—	0.13
	Jericó Municipality	Cultural, Infrastructure, Education & Agriculture Secretaries	—	—	—	—	—	—	0.13	0.02	0.15
	Government of Colombia	Colombian National Mining Agency (ANM - Agencia Nacional de Minería)	—	—	0.10	—	—	—	—	—	0.10
	Cundinamarca Department	Finance Ministry of Cundinamarca	0.16	—	—	—	—	—	—	—	0.16
	Antioquia Department	Finance Ministry of Antioquia	0.14	—	—	—	—	—	—	—	0.14
	Total: Quebradona		0.83	—	0.10	—	—	—	0.13	0.02	1.08

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: AngloGold Ashanti Córrego do Sítio Mineração S.A. / AGA Mineração
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Americas
Country and Major Subnational Political Jurisdiction: Federative Republic of Brazil, State of Minas Gerais (BR-MG)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; open-pit and underground mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Brazil	Government of Brazil	Brazilian Federal Revenue Service (RFB - Receita Federal do Brasil)	27.57	—	—	—	—	—	—	—	27.57
	Nova Lima Municipality	Municipal Government of Nova Lima	0.16	—	0.07	—	—	—	—	—	0.23
	Government of Brazil	Brazilian National Mining Agency (ANM - Agência Nacional de Mineração)	—	8.87	—	—	—	—	—	—	8.87
	Total: AGA Mineração		27.73	8.87	0.07	—	—	—	—	—	36.67

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: Mineração Serra Grande S.A. / Serra Grande
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Americas
Country and Major Subnational Political Jurisdiction: Federative Republic of Brazil, State of Goiás (BR-GO)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; open-pit and underground mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Brazil	Government of Brazil	Brazilian Federal Revenue Service (RFB - Receita Federal do Brasil)	3.86	—	—	—	—	—	—	—	3.86
	Nova Lima Municipality	Municipal Government of Nova Lima	0.28	—	—	—	—	—	—	—	0.28
	Crixás Municipality	Municipal Government of Crixás	0.04	—	0.07	—	—	—	—	—	0.11
	Government of Brazil	Brazilian National Mining Agency (ANM - Agência Nacional de Mineração)	—	2.74	—	—	—	—	—	—	2.74
	Total: Serra Grande		4.18	2.74	0.07	—	—	—	—	—	6.98

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: AngloGold Ashanti Australia Limited / Sunrise Dam
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Australia
Country and Major Subnational Political Jurisdiction: Commonwealth of Australia, State of Western Australia (AU-WA)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; open-pit and underground mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes		Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Australia	State Government of Western Australia	Department of Energy, Mines, Industry Regulation and Safety	—		17.25	0.39	—	—	—	—	—	17.64
	Government of Australia	Australian Taxation Office	29.80	(1)	—	—	—	—	—	—	—	29.80
	Total: Sunrise Dam		29.80		17.25	0.39	—	—	—	—	—	47.44
Note:
(1)Includes $2.7 million of income tax refunds received in 2024.

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: AngloGold Ashanti Australia Limited / Tropicana (Joint operation - Attributable: 70%) (1)
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Australia
Country and Major Subnational Political Jurisdiction: Commonwealth of Australia, State of Western Australia (AU-WA)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; open-pit and underground mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes		Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Australia	State Government of Western Australia	Department of Energy, Mines, Industry Regulation and Safety	—		27.21	1.58	—	—	—	—	—	28.79
	Government of Australia	Australian Taxation Office	49.96	(2)	—	—	—	—	—	—	—	49.96
	State Government of Western Australia	Department of Water and Environment Regulation	—		—	0.14	—	—	—	—	—	0.14
	Total: Tropicana		49.96		27.21	1.72	—	—	—	—	—	78.89
Notes:
(1)The remaining 30% interest is held by FB Resources Pty Limited, a subsidiary of Regis Resources Limited.
(2)Includes $4.4 million of income tax refunds received in 2024.

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: AngloGold Ashanti USA Incorporated / Nevada
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Projects
Country and Major Subnational Political Jurisdiction: United States of America, State of Nevada (US-NV)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold and silver; development phase

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
USA (1)	U.S. Federal Government	Bureau of Land Management	—	—	1.16	—	—	—	—	—	1.16
	Total: Nevada		—	—	1.16	—	—	—	—	—	1.16
Note:
(1) Payments made to state, local or tribal governments in the United States did not exceed $100,000 during 2024, whether made as a single payment or series of related payments. AngloGold Ashanti plc is reporting information about payments made to subnational governments in the United States on a voluntary basis.

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: Sukari Gold Mines Company (“SGM”) / Sukari
Relationship to Reporting Entity: Indirect non-wholly-owned subsidiary (50%) of AngloGold Ashanti plc (1) (2)
Business Segment: Africa
Country and Major Subnational Political Jurisdiction: Arab Republic of Egypt, Red Sea Governorate (EG-BA)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; open-pit and underground mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Egypt & United Kingdom	Arab Republic of Egypt	Egyptian Mineral Resources Authority (EMRA) (3)	—	28.78	—	—	—	251.00	—	—	279.78
	Arab Republic of Egypt	Egyptian Tax Authority - Large Taxpayers Center	13.16	—	—	—	—	—	—	—	13.16
	Arab Republic of Egypt	Egyptian Tax Authority - Tax office of Joint-Stock Companies	0.50	—	—	—	—	—	—	—	0.50
	Arab Republic of Egypt	International Tax Agreement Center	1.76	—	—	—	—	—	—	—	1.76
	UK Government	His Majesty's Revenue and Customs (HMRC)	0.53	—	—	—	—	—	—	—	0.53
	Total: Sukari		15.95	28.78	—	—	—	251.00	—	—	295.73
Notes:
(1) On 22 November 2024, AngloGold Ashanti plc acquired the Sukari gold mine as part of the acquisition of Centamin plc.
(2) Sukari is jointly owned by Pharaoh Gold Mines NL (“PGM”) (an indirect wholly-owned subsidiary of AngloGold Ashanti plc) and the Egyptian Mineral Resources and Mining Industries Authority (MRMIA)
(the successor of EMRA) through their respective 50% equity stake in SGM, the joint operating company of the Sukari gold mine.
(3) In June 2025, the Egyptian Mineral Resources Authority (EMRA) was officially replaced by the Egyptian Mineral Resources and Mining Industries Authority (MRMIA).

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: AngloGold Ashanti (Iduapriem) Limited / Iduapriem
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Africa
Country and Major Subnational Political Jurisdiction: Republic of Ghana, Western Region (GH-WP)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; open-pit mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Ghana	Government of Ghana	Ghana Revenue Authority (GRA)	63.71	28.15	—	5.77	—	—	—	—	97.63
	Tarkwa Nsuaem Municipality	Tarkwa Nsuaem Municipal Assembly	—	—	0.41	—	—	—	—	—	0.41
	Government of Ghana	Ghana Securities and Exchange Commission (1)	—	—	0.15	—	—	—	—	—	0.15
	Total: Iduapriem		63.71	28.15	0.57	5.77	—	—	—	—	98.19
Note:
(1) Payment reflects fees paid for the listing of additional shares on the Ghana Stock Exchange. For reporting purposes, the payment has been allocated equally to AngloGold Ashanti plc’s projects in
Ghana (50% to Iduapriem and 50% to Obuasi).

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: AngloGold Ashanti (Ghana) Limited / Obuasi
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Africa
Country and Major Subnational Political Jurisdiction: Republic of Ghana, Ashanti Region (GH-AH)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; underground mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Ghana	Government of Ghana	Ghana Revenue Authority (GRA)	—	27.37	—	—	—	—	—	—	27.37
	Government of Ghana	Minerals Commission of Ghana	—	—	0.06	—	—	—	0.04	—	0.10
	Obuasi East Municipality	Obuasi East Municipal Assembly	0.71	—	—	—	—	—	—	—	0.71
	Government of Ghana	Ministry of Lands and Natural Resources	—	—	—	—	—	—	—	0.44	0.44
	Government of Ghana	Ghana Securities and Exchange Commission (1)	—	—	0.15	—	—	—	—	—	0.15
	Total: Obuasi		0.71	27.37	0.21	—	—	—	0.04	0.44	28.78
Note:
(1) Payment reflects fees paid for the listing of additional shares on the Ghana Stock Exchange. For reporting purposes, the payment has been allocated equally to AngloGold Ashanti plc’s projects in
Ghana (50% to Iduapriem and 50% to Obuasi).

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: Société AngloGold Ashanti de Guinée S.A. / Siguiri
Relationship to Reporting Entity: Indirect non-wholly-owned subsidiary (85%) of AngloGold Ashanti plc (1)
Business Segment: Africa
Country and Major Subnational Political Jurisdiction: Republic of Guinea, Kankan Region (GN-K)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; open-pit mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Guinea	Urban Municipality of Siguiri	Urban Municipality of Siguiri	—	—	—	—	—	—	0.13	0.14	0.27
	Government of Guinea	Guinean Customs Authority (DGD - Direction Générale des Douanes)	—	34.87	0.24	—	—	—	—	—	35.11
	Mignada District	Mignada District	—	—	—	—	—	—	0.20	0.01	0.21
	Fatoya District	Fatoya District	—	—	—	—	—	—	0.68	—	0.68
	Government of Guinea	Local Development Fund (FODEL - Fonds de Développement Economique Local)	—	2.01	—	—	—	—	—	—	2.01
	Total: Siguiri		—	36.89	0.24	—	—	—	1.01	0.15	38.28
Note:
(1) The remaining 15% interest is held by the Government of Guinea.

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: Geita Gold Mining Limited / Geita
Relationship to Reporting Entity: Indirect wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Africa
Country and Major Subnational Political Jurisdiction: United Republic of Tanzania, Geita Region (TZ-27)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Gold; open-pit and underground mining

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
Tanzania	Geita District and Town Councils	Geita District and Town Councils	3.22	—	—	—	—	—	0.04	3.19	6.44
	Government of the United Republic of Tanzania	Inspector General of Police	—	—	0.34	—	—	—	—	—	0.34
	Government of the United Republic of Tanzania	Lake Victoria Basin Water Board	—	—	0.13	—	—	—	—	—	0.13
	Government of the United Republic of Tanzania	Ministry of Minerals	—	80.69	0.98	—	—	—	—	—	81.67
	Government of the United Republic of Tanzania	Tanzania Electric Supply Company Limited (TANESCO)	—	—	2.05	—	—	—	—	—	2.05
	Government of the United Republic of Tanzania	Tanzania Forest Services (TFS)	—	—	0.11	—	—	—	—	—	0.11
	Government of the United Republic of Tanzania	Tanzania Revenue Authority (TRA)	93.11	—	—	—	—	—	—	—	93.11
	Total: Geita		96.33	80.69	3.61	—	—	—	0.04	3.19	183.85

Project-Level Disclosure
Reporting Entity Name: AngloGold Ashanti plc
Subsidiary / Project Disclosed: AngloGold Ashanti (Pty) Ltd.
Relationship to Reporting Entity: Direct wholly-owned subsidiary of AngloGold Ashanti plc
Business Segment: Corporate and other
Country and Major Subnational Political Jurisdiction: Republic of South Africa, Province of Gauteng (ZA-GP)
For the Period: 1 January 2024 to 31 December 2024
Reporting Currency: U.S. Dollar
Resource and Method of Extraction: Holding company

Figures in USD million
Country	Payee Name	Department, Agency, Etc. Within Payee That Received Payments	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Payments For Infrastructure Improvements	Community and Social Responsibility Payments Required By Law or Contract	Total
South Africa	Government of South Africa	University of the Witwatersrand	—	—	—	—	—	—	—	1.09	1.09
	Government of South Africa	University of Fort Hare	—	—	—	—	—	—	—	0.68	0.68
	Total: AngloGold Ashanti (Pty) Ltd.		—	—	—	—	—	—	—	1.77	1.77

Notes to all Project-Level Disclosure tables:
(*) When payments were made in Argentine Pesos, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was ARS 916.78 : USD 1.00.
When payments were made in Colombian Pesos, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was COP 4,073.58 : USD 1.00.
When payments were made in Brazilian Reais, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was BRL 5.39 : USD 1.00.
When payments were made in Australian Dollar, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was AUD 1.52 : USD 1.00.
When payments were made in British Pound, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was GBP 0.78 : USD 1.00.
When payments were made in Egyptian Pound, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was EGP 45.36 : USD 1.00.
When payments were made in Ghanaian Cedis, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was GHS 14.45 : USD 1.00.
When payments were made in Guinean Francs, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was GNF 8,539.52 : USD 1.00.
When payments were made in South African Rand, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from
1 January 2024 to 31 December 2024 was ZAR 18.32 : USD 1.00.
When payments were made in Tanzanian Shilling, they were converted into U.S. Dollar using the weighted average of the exchange rates during the reporting period. The weighted average of the exchange rates for the period from 1
January 2024 to 31 December 2024 was TZS 2,609.33 : USD 1.00.
(**) Rounding of figures may result in computational discrepancies.
(***) The Kibali gold mine in the Democratic Republic of the Congo (“DRC”) is owned by Kibali Goldmines S.A. which is a joint venture between Barrick Mining Corporation (formerly Barrick Gold Corporation) (45%), AngloGold Ashanti plc (45%), and Société Minière de Kilo-Moto S.A. (“SOKIMO”) (10%) which represents the interest of the DRC Government. AngloGold Ashanti plc and Barrick Mining Corporation each have a 50% interest in Kibali (Jersey) Limited which holds their respective 45% interest in Kibali Goldmines S.A. The Kibali joint venture is accounted for under the equity method in the consolidated financial statements of AngloGold Ashanti plc. As Barrick Gold Corporation is the
operator of the Kibali joint venture, AngloGold Ashanti plc does not report on payments made to governments by that joint venture in accordance with Instruction (6) to Item 2.01 of Form SD. AngloGold Ashanti does not control the
Kibali joint venture.
(****) On 1 May 2025, AngloGold Ashanti plc completed the sale of the Doropo project and the Archean-Birimian Contact (“ABC”) project in Côte d’Ivoire to Resolute Mining Limited. The Doropo and ABC projects were acquired by
AngloGold Ashanti plc as part of the acquisition of Centamin plc on 22 November 2024.